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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT


                                AMENDMENT NO. 2


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                OCTOBER 31, 1996

                            ------------------------

                           SPECIALTY PAPERBOARD, INC.

           DELAWARE                        0-20231                 82-0429330
       (State or other             (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                                   Identification
                                                                      No.)

                  161 BRUDIES ROAD, BRATTLEBORO, VERMONT 05302
              (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:
                                 (802) 257-0365

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
    The undersigned Company hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated November 13, 1996 as set forth in the pages attached hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


    (a) Financial statements of business as acquired.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
and Stockholders of
Arcon Coating Mills, Inc.

    In our opinion, the accompanying statements of income and accumulated deficit and of cash flows presents fairly, in all material respects, the results of operations of Arcon Coating Mills, Inc. (the "Company") and its cash flows for the period November 1, 1993 to April 14, 1994 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Jericho, New York
August 28, 1996

                           ARCON COATING MILLS, INC.

                  STATEMENT OF INCOME AND ACCUMULATED DEFICIT

                                                                                                      FOR THE
                                                                                                    PERIOD FROM
                                                                                                  NOVEMBER 1, 1993
                                                                                                    TO APRIL 14,
                                                                                                        1994
                                                                                                  ----------------
Net sales.......................................................................................    $  9,112,477
Cost of goods sold..............................................................................       6,943,801
                                                                                                  ----------------
        Gross profit............................................................................       2,168,676

Selling, and administrative expenses............................................................         904,768
                                                                                                  ----------------
                                                                                                       1,263,908

Other expenses (income)
  Interest expense..............................................................................         585,726
  Interest income...............................................................................          (6,568)
  Amortization expense..........................................................................          87,456
                                                                                                  ----------------
        Total other expenses....................................................................         666,614
                                                                                                  ----------------
        Income before provision for income taxes................................................         597,294

Provision for income taxes......................................................................        (270,226)
                                                                                                  ----------------
        Net income..............................................................................    $    327,068
Accumulated deficit, beginning of period........................................................        (360,070)
                                                                                                  ----------------
Accumulated deficit, end of period..............................................................    $    (33,002)
                                                                                                  ----------------
                                                                                                  ----------------

   The accompanying notes are an integral part of these financial statements.

                           ARCON COATING MILLS, INC.

                            STATEMENT OF CASH FLOWS

                                                                                                      FOR THE
                                                                                                    PERIOD FROM
                                                                                                  NOVEMBER 1, 1993
                                                                                                    TO APRIL 14,
                                                                                                        1994
                                                                                                  ----------------
Cash flows from operating activities
  Net income....................................................................................   $      327,068
  Adjustments to reconcile net income to net cash provided by operating activities
    Depreciation and amortization...............................................................          173,992
    Amortization of prepaid interest............................................................           64,568
  (Increase) decrease in assets
    Accounts receivable.........................................................................          226,338
    Due from FSE Holdings, Inc..................................................................          365,361
    Inventories.................................................................................         (438,994)
    Prepaid expenses and other..................................................................          (10,633)
  Increase (decrease) in liabilities
    Accounts payable............................................................................          641,264
    Accrued expenses............................................................................         (276,119)
                                                                                                  ----------------
        Net cash provided by operating activities...............................................        1,072,845
                                                                                                  ----------------
Cash flows from investing activities
  Capital expenditures..........................................................................         (155,876)
                                                                                                  ----------------
        Net cash used in investing activities...................................................         (155,876)
                                                                                                  ----------------
Cash flows from financing activities
  Due from FSE Holdings, Inc....................................................................          727,031
  Repayments of long-term debt..................................................................       (3,130,457)
  Proceeds from long-term debt..................................................................        1,408,059
                                                                                                  ----------------
        Net cash used in financing activities...................................................         (995,367)
                                                                                                  ----------------
Net decrease in cash and cash equivalents.......................................................          (78,398)
                                                                                                  ----------------
Cash and cash equivalents at beginning of period................................................        1,486,457
                                                                                                  ----------------
Cash and cash equivalents at end of period......................................................   $    1,408,059
                                                                                                  ----------------
                                                                                                  ----------------
Supplemental disclosure of cash flow information:
  Interest paid.................................................................................   $      728,460
                                                                                                  ----------------
                                                                                                  ----------------
  Income taxes paid.............................................................................   $       22,557
                                                                                                  ----------------
                                                                                                  ----------------

   The accompanying notes are an integral part of these financial statements.

                           ARCON COATING MILLS, INC.

                       NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BACKGROUND AND BASIS OF PRESENTATION

    Arcon Coating Mills, Inc. (the "Company") is a leading producer of tapes and edge covering materials which are used to bind, reinforce, protect and decorate office and school supply products as well as checkbooks and hard and soft cover books. Prior to the close of business on April 14, 1994, the Company was a wholly-owned subsidiary of FSE Holdings, Inc. ("FSE"). At the close of business on April 14, 1994 (the "Acquisition Date"), FSE assumed the Company's intercompany balance (including those related to income taxes) and long-term debt, net of cash on hand, and sold the outstanding stock of the Company to Arcon Holdings Corp. The accompanying consolidated financial statements do not reflect adjustments which resulted from the subsequent purchase transaction.

INVENTORIES

    Approximately 31% of the Company's inventories are priced at the lower of cost, determined by the last-in, first-out (LIFO) method, or market. The remaining inventories are priced at the lower of cost determined by first-in, first-out (FIFO) method, or market.

INCOME TAXES

    Prior to the Acquisition Date, the Company filed a consolidated Federal income tax return with FSE. Its liability or benefit related to Federal income taxes has been computed on a separate company basis and is payable to or receivable from FSE, subject to limitations based on the consolidated Federal return.

    Income taxes have been provided for in conformity with Statement of Financial Accounting Standards No. 109 (SFAS 109), "Accounting for Income Taxes" (SFAS 109). This statement requires recognition of deferred income taxes utilizing a liability based approach.

PROPERTY AND DEPRECIATION

    Depreciation is provided over the estimated useful lives of the applicable assets using the straight-line method. The depreciable lives used are:

Machinery and equipment..........................................    5 years
Leasehold improvements...........................................   10 years
Furniture and fixtures...........................................    5 years
Automobiles......................................................    3 years
                                                                        31.5
Building.........................................................      years

    Property and equipment includes the cost of additions and those improvements which increase the capacity or lengthen the useful lives of the assets. Repair and maintenance costs are expensed as incurred.

OTHER ASSETS

    Amortization of goodwill is being charged to operations on a straight-line basis over 40 years. Amortization of deferred financing costs is being charged to operations over the term of the related debt.

                           ARCON COATING MILLS, INC.

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) CASH EQUIVALENTS

    The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

2. RELATED PARTY TRANSACTIONS

    In October 1993, FSE contributed additional intercompany notes due from an affiliate in the amount of $1,258,706 to the Company. The total intercompany notes receivable at November 1, 1993 were $1,629,300. In December 1993, approximately $1,550,000 of these notes were repaid.

    In December 1993, the Company borrowed $414,341 from FSE under a $1,000,000 revolving credit agreement. The principal amount was due to be repaid in November 1995 with interest payable annually at 3.83%. The proceeds were used to repay long-term debt.

3. INCOME TAXES

    The provision for income taxes consists of the following:

Current:
  Federal.........................................................  $  90,623
  State...........................................................     29,474
                                                                    ---------
                                                                      130,800
                                                                    ---------
                                                                    ---------
Deferred:
  Federal.........................................................  $ 118,920
  State...........................................................     31,479
                                                                    ---------
                                                                      139,426
                                                                    ---------
                                                                    $ 270,226
                                                                    ---------
                                                                    ---------

    The tax provision recorded on the Company's net income is higher than Federal and State statutory rates due primarily to $79,965 of non-deductible amortization of goodwill. The main components of deferred tax expense relate to the reversal of temporary differences related to a non-compete covenant and bonus and other compensation accruals.

4. EMPLOYEE BENEFIT PLANS

    Effective November 1, 1993, the Company's eligible employees participated in the Arcon Profit Sharing Plan and Trust which covers all employees with at least six months of service and having attained the age of 20 1/2 years. The costs of the plan are funded currently. Total costs charged to operations for the period were approximately $21,983.

                           ARCON COATING MILLS, INC.

5. LEASE COMMITMENTS

    The Company leases an office and manufacturing facility located in Oceanside, New York, from a partnership owned by the estate of a stockholder of FSE. The lease expires in fiscal 1998 and is renewable thereafter. Rent expense under this lease was $104,749 during the period.

    Minimum annual rentals under all of the Company's operating leases are as follows:

April 14 to October 31, 1994......................................  $ 118,307
Fiscal year ended October 31, 1995................................    223,056
Fiscal year ended October 31, 1996................................    223,056
Fiscal year ended October 31, 1997................................    223,056
Fiscal year ended October 31, 1998................................    130,116

6. COMMITMENTS AND CONTINGENCIES

    The Company's principal raw material, Tyvek-Registered Trademark-, is proprietary to a single vendor. For the period November 1, 1993 to April 14, 1994, Tyvek-Registered Trademark- purchases represented approximately 50% of total raw material purchases. Another vendor accounted for 12% of total raw material purchases for the same period.

7. SUBSEQUENT EVENTS

    At the close of business on April 14, 1994, 100% of the Company's common stock was purchased by Arcon Holding Corp. for a purchase price of $17,349,000.

    Pursuant to a Stock Purchase Agreement dated as of August 28, 1996, Specialty Paperboard, Inc. has agreed to purchase all of the issued and outstanding capital stock of Arcon Holdings Corp.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SPECIALTY PAPERBOARD, INC.

                                By:              /s/ BRUCE P. MOORE
                                     -----------------------------------------
                                                   Bruce P. Moore
                                                 VICE PRESIDENT AND
                                              CHIEF FINANCIAL OFFICER


Date January 23, 1997